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                                                                    EXHIBIT 23.4



                                JUNE 27, 1997

                         CONSENT OF FINANCIAL ADVISOR



        We hereby consent to the references to our firm in the Proxy Statement included in Big Lake Financial Corporation's Registration Statement on Form S-4.





                                                Mercer Capital Management, Inc.



                                                By: /s/ Jeff K. Davis, ASA, CFA
                                                   ----------------------------
                                                   Vice President